SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2004

EQUITY OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	1-13115	36-4151656
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 North Riverside Plaza Suite 2100 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

     In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Equity Office Properties Trust, or Equity Office, is filing as Exhibit 99.1 cautionary statements identifying business risks and other important factors that could cause Equity Office’s actual results to differ materially from those contained in forward-looking statements made by or on behalf of Equity Office. These statements update prior cautionary statements of Equity Office contained in its Form 8-K filed on July 15, 2003 and incorporate information contained in its 2003 Form 10-K filed on March 15, 2004.

     Equity Office also is filing as Exhibit 99.2 a description of the material U.S. federal income tax consequences relating to the taxation of Equity Office as a real estate investment trust for federal income tax purposes and the ownership and disposition of Equity Office common shares. This description replaces and supersedes prior descriptions of the federal income tax treatment of Equity Office and its shareholders contained in its Form 8-K filed on July 15, 2003.

     This Form 8-K includes forward-looking statements. These forward-looking statements are identified by using words such as “anticipate”, “believe”, “intend”, “may be” and “will be” and similar words or phrases, or the negative thereof. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements include, among others, the risk factors included in Exhibit 99.1 and the factors discussed in the description of material U.S. federal income tax consequences included in this Form 8-K. For all forward-looking statements contained herein, Equity Office claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

     As of the 2004 annual meeting of shareholders to be held on May 19, 2004, the size of Equity Office's Board of Trustees is expected to be reduced from the current 13 members to nine members and nine trustees are expected to be elected to new one-year terms. Effective March 31, 2004, John S. Moody has resigned from the Board of Trustees to pursue business activities with a potentially competitive venture. Warren E. Spieker, Jr., Jerry M. Reinsdorf and William Wilson III have chosen not to stand for re-election at the annual meeting but will continue to serve as trustees until their current terms expire at the annual meeting.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Exhibit	Document

99.1	Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995
99.2	Material U.S. Federal Income Tax Consequences

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

Date: March 22, 2004	By:
/s/ Stanley M. Stevens
Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

EXHIBIT INDEX

Exhibit	Document

99.1	Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995
99.2	Material U.S. Federal Income Tax Consequences

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